Exhibit 99.1
Groupon Appoints Aditya Rajkumar as Chief Operating Officer

Former DoorDash and 7-Eleven operating leader to help drive Groupon's next phase of AI-native growth

Chicago, Illinois - June 8, 2026 - Groupon (NASDAQ: GRPN) today announced the appointment of Aditya Rajkumar as Chief Operating Officer. Rajkumar joins the company effective August 3, 2026, and will report to Chief Executive Officer Dusan Senkypl, overseeing Groupon's marketplace and merchant operations.

"Adi brings exactly the operating discipline and marketplace experience this stage of our transformation calls for," said Senkypl. "He pairs a strong bias for action with a structured, hands-on approach, and he moves at a pace that pulls an organization forward. The last decade has proved that a new generation of local marketplaces can win at real scale: serving customers at the level of a neighborhood while running with the efficiency of a global platform. That is an organizational capability built through culture, teams, and operating processes, and very few people have done it. Adi has spent his career building exactly that, and it is what this next phase of Groupon requires as we move into the era of agentic commerce.”

“Groupon sits at the intersection of consumer intent and local supply, with a brand people know and a marketplace with real room to grow," said Rajkumar. "Throughout my career, I've been drawn to missions that support local businesses. At DoorDash, it was about empowering local economies through e-commerce and delivery. At Groupon, it's about putting customers first: helping people discover and enjoy the best of their cities at great value, while giving the local businesses they love a partner that helps them reach new customers and grow. What drew me here is the chance to pair that mission with intense operating rigor, and to help build the bridge between the AI economy and local merchants. I'm excited to get to work with the team Dusan has built."

Rajkumar joins Groupon from 7-Eleven, where he most recently led Skipcart and last-mile operations as Vice President, Last Mile, running delivery and last-mile operations across one of the largest global convenience retail networks. Before that, he spent more than four years at DoorDash in senior P&L and operating roles, most recently as General Manager of Caviar and Premium. Earlier in his career, he was a Senior Manager in Deloitte's M&A Strategy & Operations practice, advising clients across energy, industrials and manufacturing.

“Adi has spent his career turning complex operations into measurable outcomes, better customer experiences, stronger merchant performance, and execution at scale,” added Senkypl. “That is the operating standard we are holding ourselves to as we execute against our transformation priorities. I couldn't be more excited to welcome Adi to the team, and I wish him every success as we build Groupon's next chapter together.”

Contacts:
Press - press@groupon.com
IR - IR@groupon.com

About Groupon
Groupon (NASDAQ: GRPN) is an experiences marketplace that connects consumer intent with local supply, getting people offline and into quality local experiences and services at great value, while connecting merchants with new customers. Learn more at www.groupon.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding our future results of operations and financial position, business strategy and plans and our objectives for future operations and future liquidity. The words "may," "will," "should," "could," "expect," "anticipate," "believe," "estimate," "intend," "continue" and other similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Such risks and uncertainties include, but are not limited to, our ability to execute and achieve the expected benefits of our go-forward strategy, including our broader AI-native transformation; the risk that the anticipated benefits of our AI strategy may not be realized in the time frame we expect or at all and may have adverse effects on our operations, merchants and customers; the risk that our public statements regarding our AI strategy and deployment of AI agents are not adequately substantiated or are later viewed as inconsistent with our actual capabilities or results; execution of our business and marketing strategies; volatility in our operating results; challenges arising from our international operations, including fluctuations in currency exchange rates, tax, legal and regulatory developments in the jurisdictions in which we operate and geopolitical instability; global economic uncertainty, including as a result of inflationary pressures; any impact from U.S. and international financial reform legislation and regulations, and any potential trade protection measures, such as new or incremental tariffs and other trade policies; retaining and adding high quality merchants and third-party business partners; retaining existing customers and adding new customers; competing successfully in our industry; providing a strong mobile experience for our customers; managing refund risks; retaining and attracting members of our executive and management teams and other qualified employees and personnel; customer and merchant fraud; payment-related risks; our reliance on email, Internet search engines and mobile application marketplaces to drive traffic to our marketplace; cybersecurity breaches; maintaining and improving our information technology infrastructure; reliance on cloud-based computing platforms; the risks associated with our use and integration of AI and machine learning technologies; completing and realizing the anticipated benefits from acquisitions, dispositions, joint ventures and strategic investments; lack of control over minority investments; managing inventory and order fulfillment risks; claims related to product and service offerings; protecting our intellectual property; maintaining a strong brand; the impact of future and pending litigation; compliance with domestic and foreign laws and regulations, including the CARD Act, GDPR, CPRA, and other privacy-related laws and regulations of the Internet and e-commerce; classification of our independent contractors, agency workers, or employees; risks relating to information or content published or made available on our websites or service offerings we make available; exposure to greater than anticipated tax liabilities; adoption of tax laws; our ability to use our tax attributes; impacts if we become subject to the Bank Secrecy Act or other anti-money laundering or money transmission laws or regulations;

our ability to raise capital if necessary; risks related to our access to capital and outstanding indebtedness, including our 2027 Notes and 2030 Notes; our Common Stock, including volatility in our stock price and financial markets; a potential economic slowdown; and those risks and other factors discussed in Part I, Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2025 and Part II, Item 1A. Risk Factors on our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, as well as in our other filings with the SEC. Moreover, we operate in a very competitive and rapidly changing environment, including with respect to emerging technologies such as AI, machine learning, and data analytics. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we make. Neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to publicly update any forward-looking statements for any reason after the date of this press release to conform these statements to actual results or to future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.